10f-3 Transactions Summary*

* Evergreen Compliance Department has on file a checklist signed by the portfolio manager and a compliance manager stating that the transaction fully complies with the conditions of Rule 10f-3 of the Investment Company Act of 1940.

Fund

Growth and Income Fund
Oneok Inc.
   1/23/2003
Cost:

       $749,484

%of Offering Purchase

    0.363%
Broker:
Banc of America Securities LLC
Underwriting Synicate Members:
Banc of America Securities LLC
UBS Warburg LLC
J.P. Morgan Securities Inc.
Wachovia Securities, Inc.
A.G. Edwards & Sons, Inc.

Fund

Growth and Income Fund
Oneok Inc.
   1/23/2003
Cost:

        $72,198

%of Offering Purchase

    0.035%
Broker:
Banc of America Securities LLC
Underwriting Synicate Members:
Banc of America Securities LLC
UBS Warburg LLC
J.P. Morgan Securities Inc.
Wachovia Securities, Inc.
A.G. Edwards & Sons, Inc.

Fund

Growth and Income Fund
Watson Pharmaceuticals, Inc.
   3/4/2003
Cost:

       $197,000

%of Offering Purchase

    0.039%
Broker:
Morgan Stanley & Co.
Underwriting Synicate Members:
Lehman Brothers Inc.
Morgan Stanley & Co.
CIBC World Markets Corp
Wachovia Securities, Inc.
Banc of America Securities LLC


Fund

Growth and Income Fund
Watson Pharmaceuticals, Inc.
   3/4/2003
Cost:

       $220,000

%of Offering Purchase

    0.044%
Broker:
Morgan Stanley & Co.
Underwriting Synicate Members:
Lehman Brothers Inc.
Morgan Stanley & Co.
CIBC World Markets Corp
Wachovia Securities, Inc.
Banc of America Securities LLC


Fund

Growth and Income Fund
Watson Pharmaceuticals, Inc.
   3/4/2003
Cost:

        $17,000

%of Offering Purchase

    0.003%
Broker:
Morgan Stanley & Co.
Underwriting Synicate Members:
Lehman Brothers Inc.
Morgan Stanley & Co.
CIBC World Markets Corp
Wachovia Securities, Inc.
Banc of America Securities LLC

Fund

Equity Income Fund
Watson Pharmaceuticals, Inc.
   3/4/2003
Cost:

       $700,000

%of Offering Purchase

    0.140%
Broker:
Morgan Stanley & Co.
Underwriting Synicate Members:
Lehman Brothers Inc.
Morgan Stanley & Co.
CIBC World Markets Corp
Wachovia Securities, Inc.
Banc of America Securities LLC



Fund

Equity Income Fund
Watson Pharmaceuticals, Inc.
   3/4/2003
Cost:

       $700,000

%of Offering Purchase

    0.140%
Broker:
Morgan Stanley & Co.
Underwriting Synicate Members:
Lehman Brothers Inc.
Morgan Stanley & Co.
CIBC World Markets Corp
Wachovia Securities, Inc.
Banc of America Securities LLC



Fund

Equity Income Fund
Watson Pharmaceuticals, Inc.
   3/4/2003
Cost:

       $123,000

%of Offering Purchase

    0.025%
Broker:
Morgan Stanley & Co.
Underwriting Synicate Members:
Lehman Brothers Inc.
Morgan Stanley & Co.
CIBC World Markets Corp
Wachovia Securities, Inc.
Banc of America Securities LLC



Fund

Equity Income Fund
Commercial Net Lease Realty, Inc.
   7/25/2003
Cost:

     $6,300,000

%of Offering Purchase

    6.250%
Broker:
Salomon Smith Barney, Inc.
Underwriting Synicate Members:
Citigroup Global Markets, Inc.
Wachovia Capital Markets, LLC
A. G. Edwards & Sons, Inc.
Legg Mason Wood Walker, Inc.


Fund

Growth and Income Fund
Dominion Resources Inc.
  10/15/2002
Cost:

         $8,100
       $186,300

%of Offering Purchase

    0.001%
    0.017%

Broker:
McDonald Investments Inc.
Bear Stearns & Co.
Underwriting Synicate Members:
Merrill Lynch & Co.
Morgan Stanley & Co.
Banc of America Securities LLC
Goldman, Sachs & Co.
Wachovia Securities, Inc.

Fund

Growth and Income Fund
Macerich Company

  11/22/2002
Cost:

        $29,000
        $52,200

       $498,800
        $55,100
        $52,200
        $55,100
        $52,200

%of Offering Purchase

    0.008%
    0.014%
    0.130%
    0.014%
    0.014%
    0.014%
    0.014%
Broker:
McDonald Investments Inc.
BT Alex Brown
Underwriting Synicate Members:
Deutsche Bank Securities Inc.
Salomon Smith Barney Inc.
Credit Suisse First Boston Corp
J.P. Morgan Securities Inc.
Wachovia Securities, Inc.


Fund

Equity Income Fund
Macerich Company

  11/22/2002
Cost:

        $92,800
       $182,700

     $1,684,900
       $179,800
       $182,700
       $179,800
       $182,700

%of Offering Purchase

    0.024%
    0.048%
    0.440%
    0.047%
    0.048%
    0.047%
    0.048%
Broker:
McDonald Investments Inc.
BT Alex Brown
Underwriting Synicate Members:
Deutsche Bank Securities Inc.
Salomon Smith Barney Inc.
Credit Suisse First Boston Corp
J.P. Morgan Securities Inc.
Wachovia Securities, Inc.

Fund

Equity Income Fund
Centerpoint Energy Inc.
   5/14/2003
Cost:

   $245,000,000

%of Offering Purchase

    0.490%
Broker:
Salomon Smith Barney Inc.
Underwriting Synicate Members:
Citigroup Global Markets Inc.
Banc of America Securities LLC
J.P. Morgan Securities Inc.
Deutsche Bank Securities Inc.
Wachovia Securities, Inc.

Fund

Equity Income Fund
PPL Energy Supply, LLC

   5/15/2003
Cost:

     $1,000,000

%of Offering Purchase

    0.286%
Broker:
Morgan Stanley & Co.
Underwriting Synicate Members:
Morgan Stanley & Co.
Merrill Lynch, Pierce, Fenner & Smith Inc.
Wachovia Securities, Inc.
UBS Warburg LLC
Banc One Capital Markets, Inc.

Fund

Equity Income Fund
Hartford Financial Services Group

   5/19/2003
Cost:

     $1,300,000

%of Offering Purchase

    0.217%
Broker:
Goldman, Sachs & Co.
Underwriting Synicate Members:
Goldman, Sachs & Co.
Morgan Stanley & Co.
UBS Warburg LLC
Citigroup Global Markets Inc.
Wachovia Securities, Inc.

Fund

Equity Income Fund
Lamar Advertising Co.
   6/10/2003
Cost:

   1,000,000.00

%of Offering Purchase

     0.40%
Broker:
J.P. Morgan Securities Inc.
Underwriting Synicate Members:
J.P. Morgan Securities Inc.
Morgan Stanley & Co.
Goldman, Sachs & Co.
Wachovia Securities, LLC

Fund

Equity Income Fund
American Financial Realty Trust

   6/24/2003
Cost:

   4,375,000.00
     625,000.00

%of Offering Purchase

     0.63%

     0.09%
     -----
Broker:
Friedman, Billings, Ramsey & Co, Inc
Banc of America Scurities LLC
Underwriting Synicate Members:
Banc of America Scurities LLC
Friedman, Billings, Ramsey & Co, Inc
Deutsche Bank Securities Inc
UBS Securities LLC
Wachovia Securities, LLC